--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 3, 2007

                               ------------------

                                   ANSYS, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                  0-20853                    04-3219960
    (State or Other       (Commission File Number)        (I.R.S. Employer
    Jurisdiction of                                       Identification No.)
    Incorporation or
    Organization)

           275 Technology Drive, Canonsburg, PA              15317
         (Address of Principal Executive Offices)          (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On May 3, 2007, ANSYS, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2007. A copy of the earnings release is attached as Exhibit 99.1

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

  (d)  Exhibits

       Exhibit
       Number     Description
       -------    -------------------------------------------------
       99.1       Press Release of the Registrant dated May 3, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ANSYS, INC.

Date:    May 3, 2007                   By: /s/  MARIA T. SHIELDS
                                          --------------------------------------

                                          Maria T. Shields - Chief Financial
                                          Officer, VP of Finance and
                                          Administration

                                          (Ms. Shields is the  Principal
                                          Financial and Accounting Officer
                                          and has been duly authorized to
                                          sign on behalf of the Registrant)

                                INDEX TO EXHIBITS

Exhibit Number     Description of Exhibit
--------------     -------------------------------------------------------------

99.1               Press Release of the Registrant dated May 3, 2007

--------